                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 4, 2002
                                                          -------------

                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

1-4698                    NEVADA POWER COMPANY                                       88-0045330
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

0-508                     SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011


                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events
--------------------
     On April 4, 2002, Nevada Power Company and Sierra Pacific Power Company sent letters to the counterparties to their fuel and purchased power contracts regarding the recent decision of the Public Utilities Commission of Nevada
(PUCN) to deny nearly half of Nevada Power Company's deferred energy expenses from 2001. The letter provided an update to the counterparties as to the consequences of the disallowance by the PUCN and certain responsive actions taken by the Companies.

     The form of the letter, dated April 4, 2002, is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired
          -------------------------------------------
          Not required

     (b)  Pro forma financial information
          -------------------------------
          Not required

     (c)  Exhibits
          --------
          Nevada Power Company and Sierra Pacific Power Company
          99.1 - Letter dated April 4, 2002

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                           Sierra Pacific Resources
                                           ------------------------
                                           (Registrant)


Date:  April 4, 2002                       By: /s/Dennis D. Schiffel
                                              ----------------------
                                               Dennis D. Schiffel
                                               Senior Vice President and
                                                 Chief Financial Officer

                                           Nevada Power Company
                                           --------------------
                                           (Registrant)


Date:  April 4, 2002                       By: /s/Dennis D. Schiffel
                                               ----------------------
                                               Dennis D. Schiffel
                                               Senior Vice President and
                                                 Chief Financial Officer

                                           Sierra Pacific Power Company
                                           ----------------------------
                                           (Registrant)


Date:  April 4, 2002                       By: /s/Dennis D. Schiffel
                                               ----------------------
                                               Dennis D. Schiffel
                                               Senior Vice President and
                                                 Chief Financial Officer

                                  Exhibit Index
                                  -------------

Nevada Power Company and Sierra Pacific Power Company

Exhibit   99.1 - Letter dated April 4, 2002